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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 24, 2001


                                UPC POLSKA, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                    000-22877                          06-1487156
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer Identification No.)
     of Incorporation)


             4643 ULSTER STREET, SUITE 1300, DENVER, COLORADO 80237
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 770-4001



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ITEM 5. OTHER EVENTS

         On August 10, 2001, UPC Polska, Inc., together with Canal+ Group, issued a joint press release, announcing the companies' execution of definitive agreements to merge their respective Polish satellite television platforms to form a combined Polish digital television platform. The press release is filed as Exhibit 99 hereto and is included herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                  The exhibit listed on the Exhibit Index on page 4 is filed as part of this Report.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UPC Polska, Inc.

Date: August 24, 2001

                                       By: /s/ Dorothy Hansberry
                                           -------------------------------------
                                           Dorothy Hansberry
                                           Vice President and General Counsel




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                                  EXHIBIT INDEX

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
 EXHIBIT                                                                                .
 NUMBER
 --------
    99            Press Release




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